EXHIBIT 99.1


                                         CONTACT: Paul D. Baker
                                                  Comverse Technology, Inc.
                                                  One Huntington Quadrangle
                                                  Melville, New York 11747
                                                  (516) 677-7226

             Comverse Technology Fourth Quarter Fiscal 2004 Results:
                  Sales Of $259,141,000, Up 28% Year-Over-Year;
             GAAP and Pro Forma Earnings Per Diluted Share Of $0.10

NEW YORK, NY, March 14, 2005 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $259,141,000 for the fourth quarter of fiscal year 2004, ended January 31, 2005, an increase of 27.6% compared to sales of $203,029,000 for the fourth quarter of fiscal year 2003, ended January 31, 2004. Net income on a generally accepted accounting principles ("GAAP") basis for the fourth quarter of fiscal 2004 was $21,043,000 ($0.10 per diluted share), compared to net income of $4,928,000 ($0.02 per diluted share) for the fourth quarter of fiscal 2003. Net income on a pro forma basis was $22,299,000 ($0.10 per diluted share) in the fourth quarter of fiscal 2004, compared to pro forma net income of $3,248,000 ($0.02 per diluted share) in the fourth quarter of fiscal 2003. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our three major operating units achieved year-over-year growth in both profitability and revenue in the fourth quarter. Comverse, our network systems division, saw demand for its Total Communication portfolio, which enables a broad range of telecommunications applications, including call answering and call completion services, advanced messaging and other data applications such as wireless content delivery, and real-time prepaid billing. Our Verint Systems unit continued to expand its activities providing actionable intelligence for security and business intelligence applications. Our Ulticom division saw demand for its service enabling software across several application areas, including prepaid billing for wireless voice and data services, and IP softswitching."

The Company ended the quarter with record cash and cash equivalents, bank time deposits and short-term investments of $2,249,630,000, working capital of $2,139,789,000, record total assets of $2,925,286,000 and record stockholders' equity of $1,794,029,000.

Comverse Technology Fourth Quarter Results
March 14, 2005
Page Two

Financial highlights at and for the twelve and three month periods ended January 31, 2005 and prior year comparisons are as follows:


---------------------------------------------------------------------------------------------------------------------
               Consolidated Statements of Operations (GAAP basis)
                      (In thousands, except per share data)
----------------------------------------- ------------------------------------ --------------------------------------
                                                   Twelve Months Ended                  Three Months Ended
                                                   -------------------                  ------------------
                                                                                            (unaudited)
----------------------------------------- ------------------ ----------------- ------------------- ------------------
                                               January 31,        January 31,         January 31,       January 31,
                                                 2004                2005                2004              2005
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Sales                                            $ 765,892         $ 959,442           $ 203,029          $ 259,141
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Cost of sales                                      327,560           380,710              83,194            101,058
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Research and development, net                      216,457           236,657              54,355             63,806
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Selling, general and administrative
                                                   254,376           290,445              65,420             76,676
----------------------------------------- ------------------ ----------------- ------------------- ------------------
In-process research and development
and other acquisition-related charges
                                                         -             4,635                   -                  -
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Workforce reduction, restructuring and
impairment charges (credits)
                                                    (2,123)               62              (1,890)                 -
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Income (loss) from operations                      (30,378)           46,933               1,950             17,601
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Interest and other income, net                      38,958            36,223               7,538             11,253
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Income before income tax provision,
minority interest and equity in the
earnings (losses) of affiliates
                                                     8,580            83,156               9,488             28,854
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Income tax provision                                 8,206            13,214               2,112              4,003
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Minority interest and equity in the
earnings (losses) of affiliates                     (5,760)          (12,612)             (2,448)            (3,808)
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Net income (loss)                                $  (5,386)        $  57,330           $   4,928          $  21,043
----------------------------------------- ------------------ ----------------- ------------------- ------------------

----------------------------------------- ------------------ ----------------- ------------------- ------------------
Earnings (loss) per share:
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Diluted                                          $   (0.03)        $    0.28           $    0.02          $    0.10
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Basic                                            $   (0.03)        $    0.29           $    0.03          $    0.11
----------------------------------------- ------------------ ----------------- ------------------- ------------------

----------------------------------------- ------------------ ----------------- ------------------- ------------------
Weighted average shares:
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Diluted                                            190,351           204,804             199,986            211,029
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Basic                                              190,351           196,033             193,074            197,762
----------------------------------------- ------------------ ----------------- ------------------- ------------------

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

Comverse Technology Fourth Quarter Results
March 14, 2005
Page Three


--------------------------------------------------------------------------------------------------------------------
                 Pro Forma Consolidated Statements of Operations
                      (In thousands, except per share data)
------------------------------------------------ ---------------------------------- --------------------------------
                                                       Twelve Months Ended                Three Months Ended
                                                       -------------------                ------------------
                                                                                              (unaudited)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
                                                    January 31,      January 31,      January 31,      January 31,
                                                       2004              2005            2004             2005
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Sales                                                  $ 765,892        $ 959,442       $ 203,029        $ 259,141
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Cost of sales                                            327,560          378,522          83,194          100,586
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Research and development, net                            216,457          236,657          54,355           63,806
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Selling, general and administrative                      254,163          286,359          65,207           75,446
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income (loss) from operations                            (32,288)          57,904             273           19,303
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Interest and other income, net                            34,215           35,882           7,535           11,253
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income before income tax provision, minority
interest and equity in the earnings (losses)
of affiliates                                              1,927           93,786           7,808           30,556
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income tax provision                                       8,206           14,122           2,112            4,101
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Minority interest and equity in the earnings
(losses) of affiliates                                    (5,760)         (15,665)         (2,448)          (4,156)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Pro forma net income (loss)                            $ (12,039)       $  63,999       $   3,248        $  22,299
------------------------------------------------ ----------------- ---------------- --------------- ----------------

------------------------------------------------ ----------------- ---------------- --------------- ----------------
Pro forma earnings (loss) per share:
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Diluted (1)                                            $   (0.07)       $    0.31       $    0.02        $    0.10
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Basic                                                  $   (0.07)       $    0.33       $    0.02        $    0.11
------------------------------------------------ ----------------- ---------------- --------------- ----------------

------------------------------------------------ ----------------- ---------------- --------------- ----------------
Weighted average shares:
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Diluted                                                  190,351          204,804         199,986          211,029
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Basic                                                    190,351          196,033         193,074          197,762
--------------------------------------------------------------------------------------------------------------------

(1)  Net income for purposes of calculating diluted earnings per share includes the dilutive effects of subsidiary options of approximately $1,222 and $344 for the twelve and three month periods ended January 31, 2005, respectively.
--------------------------------------------------------------------------------

Reconciliation of GAAP basis net income (loss) to pro forma basis net income
(loss):
------------------------------------------------ ----------------- ---------------- --------------- ----------------
GAAP basis net income (loss)                           $  (5,386)       $  57,330      $    4,928        $  21,043
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Adjustments:
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Amortization of acquisition-related
intangibles                                                    -            3,289               -              902
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Amortization of deferred stock-based
compensation                                                 213            2,097             213              800
------------------------------------------------ ----------------- ---------------- --------------- ----------------
In-process research and development and other
acquisition-related charges                                    -            4,635               -                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Acquisition-related charges included in cost
of sales and selling, general and
administrative                                                 -              888               -                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Workforce reduction, restructuring and
impairment charges (credits)                              (2,123)              62          (1,890)                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Write-down of investments                                  5,481                -               -                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Gain on extinguishment of debt                           (10,224)            (341)             (3)                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income tax provision                                           -             (908)              -             (98)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Minority interest effect of GAAP to pro forma
basis adjustments                                              -           (3,053)              -            (348)
------------------------------------------------ ----------------- ---------------- --------------- ----------------

------------------------------------------------ ----------------- ---------------- --------------- ----------------
Pro forma basis net income (loss)                      $ (12,039)       $  63,999     $     3,248       $  22,299
------------------------------------------------ ----------------- ---------------- --------------- ----------------

Comverse Technology Fourth Quarter Results
March 14, 2005
Page Four


---------------------------------------------------------------------------------------
         Financial Highlights
                                 (In thousands)
 Balance Sheet Data:
-----------------------------------------------------------------------------------

 ASSETS                                                 January 31,     January 31,
                                                             2004         2005
-----------------------------------------------------------------------------------
CURRENT ASSETS:
-----------------------------------------------------------------------------------
     Cash and cash equivalents, bank time deposits
     and short-term investments                          $ 2,198,499   $ 2,249,630
-------------------------------------------------------- ------------  ------------
     Accounts receivable, net                                158,236       199,571
-------------------------------------------------------- ------------  ------------
     Inventories                                              54,751       107,552
-------------------------------------------------------- ------------  ------------
     Prepaid expenses and other current assets                50,798        70,335
-------------------------------------------------------- ------------  ------------
TOTAL CURRENT ASSETS                                       2,462,284     2,627,088
-------------------------------------------------------- ------------  ------------
PROPERTY AND EQUIPMENT, net                                  125,023       122,174
-------------------------------------------------------- ------------  ------------
OTHER ASSETS                                                 140,735       176,024
-------------------------------------------------------- ------------  ------------

TOTAL ASSETS                                             $ 2,728,042   $ 2,925,286
-------------------------------------------------------- ------------  ------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

-----------------------------------------------------------------------------------
CURRENT LIABILITIES:
-----------------------------------------------------------------------------------
     Accounts payable and accrued expenses               $   229,296   $   291,005
-------------------------------------------------------- ------------  ------------
     Bank loans and other debt                                 2,649        87,913
-------------------------------------------------------- ------------  ------------
     Advance payments from customers                          89,062       108,381
-------------------------------------------------------- ------------  ------------

TOTAL CURRENT LIABILITIES                                    321,007       487,299
-------------------------------------------------------- ------------  ------------
CONVERTIBLE DEBT                                             544,723       420,000
-------------------------------------------------------- ------------  ------------
OTHER LIABILITIES                                             28,288        28,133
-------------------------------------------------------- ------------  ------------
TOTAL LIABILITIES                                            894,018       935,432
-------------------------------------------------------- ------------  ------------
MINORITY INTEREST                                            161,478       195,825
-------------------------------------------------------- ------------  ------------
STOCKHOLDERS' EQUITY                                       1,672,546     1,794,029
-------------------------------------------------------- ------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 2,728,042   $ 2,925,286
-------------------------------------------------------- ------------  ------------

Comverse Technology Fourth Quarter Results
March 14, 2005
Page Five

Conference Call Information

A conference call to discuss the Company's results will be conducted Monday, March 14, 2005, at 5:15 pm EST. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 4414679. A live webcast can be accessed at www.cmvt.com. The webcast will be available for replay for seven days.

About Comverse Technology, Inc.

Comverse Technology, Inc. (NASDAQ: CMVT), through its Comverse business unit, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication services. These value-added enhanced services solutions, along with the company's real-time billing solutions, comprise Comverse's Total Communication(TM) portfolio. Comverse's Total Communication portfolio addresses four primary categories: call completion and call management solutions; advanced messaging for groups, communities and person-to-person communication; solutions and enablers for the management and delivery of data and content-based services; and real-time billing and account management solutions for dynamic service environments. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks

Comverse Technology Fourth Quarter Results
March 14, 2005
Page Six

described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.



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